UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 13, 2008

Fresh Harvest Products, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-24189	33-1130446
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

280 Madison Avenue, Suite 1005 New York, NY	10016
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number: (212) 889-5904
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR

     240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange  Act (17 CFR

       240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities.

Item 5.01

Changes in Control of Registrant.

On February 13, 2008, the Company issued 13,060,190 shares of its Common Stock to Illuminate, Inc. (“Illuminate”), a New Jersey corporation, in full satisfaction of a certain $400,000 loan issued on December 16, 2005 (with interest, a total of $432,000), extended under and pursuant to a certain Agreement and Plan of Acquisition of Merger (“Merger Agreement”) entered into on December 16, 2005 by and among the Company (under its prior name, Serino 1, Corp.), its then sole shareholder (Illuminate, whose principal is Vincent Verdiramo) ), the Company’s predecessor ( a New York corporation also known as Fresh Harvest Products, Inc., a New York company ) and the predecessor’s then principal shareholders. The Merger Agreement provides, as an alternative to payment of principal and interest to satisfy the loan, for the issuance to Illuminate of a sufficient number of shares to give it, in total, no more than 51% the Company’s issued and outstanding shares of common stock upon the date of issuance, resulting effectively in a change of control of the Company.  The aforementioned Merger Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 27, 2006 and incorporated by reference herein.

The following table sets forth security ownership information as of the close of business on February 13, 2008:

Name and address

Number of Shares

Percent

Title of Class

of beneficial owner

beneficially owned (1)

of class (2)

Shares of common stock

Michael Jordan Friedman (3)         5,720,307

17.09%

Shares of common stock

Dominick Cingari (3) (7)                  2,600,000

7.77%

Shares of common stock

Jay Odintz (4)                                       400,000

1.20%

Shares of common stock

Richard J. Verdiramo (4) (5)                    -0-

0.00%

3163 Kennedy Boulevard

Jersey City New Jersey 0730

Shares of common stock

Marcia Roberts (6)                             2,450,000

7.32%

Shares of common stock

Illuminate, Inc. (5)                              17,074,000

51.00%

3163 Kennedy Boulevard

Jersey City New Jersey 0730

Shares of common stock

All officers and directors as a

Group (four) (8)                                   8,720,307

26.06%

____________________

(1)

The listed beneficial owner has no right to acquire any shares within 60 days of the date of this Report from options, warrants, rights, conversion privileges or similar obligations.

(2)

Based on 32,795,428 shares of common stock issued and outstanding as of the close of business on February 13, 2008.

(3)

Officer and Director.

(4)

Director only.

(5)

Richard Verdiramo is the son of the principal shareholder of Illuminate, Inc., which is one of our principal shareholders. Richard Verdiramo denies any beneficial, dispositive, voting or equitable interest in the shares owned by Illuminate, Inc. We are involved with in a lawsuit with Illuminate, Inc.

(6)

 Marcia Roberts is the mother of our president and chairman of the board, Michael Jordan Friedman. They each deny beneficial, dispositive, voting or equitable interest in each others’ stock.

(7)

These shares do not include 131,170 shares held by members of his family including 75,000 held by his father Salvatore J. Cingari, a member of our advisory board. Dominick Cingari denies any beneficial, dispositive, voting or equitable interest in the shares owned by his family members.

(8)

Not included in this Group are the two administrative (non-executive) officers who together own an additional 350,000 shares of common stock and the five members of our advisory board who together own an additional 435,000 shares of common stock.

Item 8.01 Other Events.

A press release announcing the issuance of the aforementioned shares of common stock and its resultant change in control is attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number

Description

99.1

February 13, 2008 Press Release.

99.2

February 14, 2008 Press Release

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fresh Harvest Products, Inc.

Date: February 15, 2008	By: /s/ Michael Jordan Friedman
Michael Jordan Friedman
President, Chief Executive Officer and Chairman of the Board of Directors